UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 5, 2018

AB INTERNATIONAL GROUP CORP.
(Exact name of Registrant as specified in its charter)

Nevada	33-199238	37-1740351
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

16TH FLOOR, RICH TOWERS, 2 BLENHEIM AVENUE

TSIM SHA TSUI, KOWLOON, HONG KONG

(Address of principal executive offices)

(852) 635-91332

(Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEMS 4.01 – CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT.

(a) On January 5, 2018, the Company dismissed Pritchett, Siler & Hardy, P.C. (the “Pritchett”) as the Company’s independent principal accountant to audit the Company’s financial statements. The decision to change accountants was approved by the Company’s Board of Directors. The Company does not have a standing Audit Committee.

The Company’s independent principal accountant’s report on the financial statements for each of the past two years did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope, or accounting principles, with the exception that:

(i) the report dated December 14, 2016 contained the following explanatory paragraph: “The accompanying consolidated financial statements have been prepared assuming that the Company will continue as a going concern. The Company has suffered losses from inception and has a limited operating history which raises substantial doubt about its ability to continue as a going concern. Management’s plans in regard to these matters are described in Note 3. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.”; and

(ii) the report dated September 29, 2015 contained the following explanatory paragraph: “The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 2 to the financial statements the Company has reoccurring losses since inception, an accumulated deficit and currently does not have sufficient available funding to fully implement its business plan. These factors raise substantial doubt about its ability to continue as a going concern. Management's plans in regard to these matters are also described in Note 2. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.”

During the Company’s two most recent fiscal years and the subsequent interim periods preceding its dismissal of Pritchett, there were: (i) no disagreements with Pritchett on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Pritchett, would have caused it to make reference to the subject matter of the disagreements in its reports on the consolidated financial statements of the Company; and (ii) no reportable events as described in Item 304(a)(1)(v) of Regulation S-K.

The Company has provided Pritchett with a copy of this Form 8-K prior to its filing with the U.S. Securities and Exchange Commission (“SEC”) and requested Pritchett to furnish to the Company a letter addressed to the SEC stating that it agrees with the statements made above. A copy of Pritchett’s letter dated January 11, 2018, is attached as Exhibit 16.1 to this Form 8-K.

(b) On January 5, 2018, the Company engaged Yu Certified Public Accountant PC (“Yu”), as the Company’s independent principal accountant to audit the Company’s financial statements. Prior to retaining Yu, the Company did not consult with Yu regarding either: (i) the application of accounting principles to a specified transaction, either contemplated or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements; or (ii) any matter that was the subject of a “disagreement” (as described in Item 304(a)(1)(iv) of Regulation S-K) or a “reportable event” (as described in Item 304(a)(1)(v) of Regulation S-K).

ITEM 9.01 - EXHIBITS

(d) Exhibits.

Exhibit #	Description

16.1	Pritchett, Siler & Hardy, P.C. Letter, dated January 11, 2018

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AB INTERNATIONAL GROUP CORP.

Dated: January 12, 2018	By:	/s/ Chiyuan Deng
Chiyuan Deng, Chief Executive Officer

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